UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23693

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

(Exact name of registrant as specified in charter)

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

(Address of principal executive offices)

Liana Loyola, Esq.

270 Muñoz Rivera Avenue, Suite 1110

San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:

Carla G. Teodoro, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Owen T. Meacham, Esq.

UBS Asset Management – Legal Department

One North Wacker Drive

Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end: January 31

Date of reporting period: February 1, 2025 – January 31, 2026

Item 1. Report to Shareholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2026 (Unaudited)

LETTER TO SHAREHOLDERS

March 6, 2026

Dear Shareholder:

Puerto Rico Residents Tax-Free Fund V, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the fiscal year ended January 31, 2026.

After lowering the federal funds rate by a total of 0.75% during the last three meetings of calendar year 2024, the Federal Reserve Board (the “Fed”) did not lower interest rates again until its September 2025 meeting. This 0.25% cut was followed by additional 0.25% cuts in the November and December meetings for a total of 0.75% during the calendar year 2025. The federal funds rate closed the Fund’s fiscal year at a range from 3.50% to 3.75%.

The yield curve steepened 0.37% during the Fund’s fiscal year. The yield of the 2-year U.S. Treasury note decreased 0.67% during the period, closing at 3.53% versus 4.20% at the beginning of year in response to the cuts in the federal funds rate. The yield of the 10-year U.S. Treasury note decreased 0.30%, closing the fiscal year at 4.24% versus 4.54% at the beginning of the year as it was more focused on inflation.

On February 20, 2026, the Supreme Court ruled that the tariffs imposed by the Trump Administration beginning in April 2025 were illegal. President Trump reacted by imposing a new 15% tariff using a different law. The impact of this ruling and the renewed efforts by the administration to continue to implement its tariff policy add uncertainty about its impact on the economy and most importantly inflation. In its statement after the January 28, 2026, meeting the Fed noted that “Inflation remains somewhat elevated.”

On February 28, 2026, the United States and Israel launched a military strike against Iran called “Operation Epic Fury”. Iran countered by attacking U.S. targets in neighboring Arab countries, threatening to destabilize the whole region. Oil prices increased sharply in response. The yield on the U.S. 10-year note decreased during the month, dropping in yield below 4% on February 27, 2026. It has increased since the start of the conflict as investors are focusing on the potential inflationary impact of the increase in the price of oil and other potential disruptions to trade. The yield of the ten-year note closed at 4.14% on March 6, 2026.

Adding further uncertainty to the economic scenarios, on March 6, 2026, the labor report showed an unexpected drop of 92,000 in non-farm payrolls, raising additional questions about growth and the economy. The unemployment rate increased to 4.4%. Market volatility has increased and investor sentiment has deteriorated. The next Fed meeting is scheduled for March 18, 2026.

Uncertainty over the timing of Fed policy, the revised implementation of tariffs, the shape of the yield curve, and the evolving impact of the Iran conflict present a challenging environment for the management of the Fund. Notwithstanding, the investment adviser remains committed to seeking investment opportunities within allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Carlos Nido

Carlos Nido

Chairman of the Board of Directors

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended January 31, 2026. The views and opinions in the letter were current as of March 6, 2026. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

2	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2026 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of tax-exempt secured obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the fiscal year ended January 31, 2026, as compared to the Bloomberg Municipal Bond Index. Past performance is not predictive of future results.

Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value (“NAV”) on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

	Average Annual Total Returns as of January 31, 2026
	1-Year	Since Inception

Puerto Rico Residents Tax-Free Fund V, Inc. - NAV	4.80%	(0.91%)

Bloomberg Municipal Bond Index	4.70%	0.93%

Annual Report | January 31, 2026	3

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2026 (Unaudited)

Growth of an assumed $10,000 investment as of January 31, 2026*

*	While the Fund commenced operations on February 28, 1997, it did not register with the SEC under the 1940 Act until May 21, 2021.

The following table provides summary data on the Fund’s dividends based on NAV as of January 31, 2026:

Dividend yield based on NAV	3.13%

NAV as of January 31, 2026	$2.88

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All of the fund’s dividend distribution of $1,221,181 consisted of the fund’s net investment income for the year. The basis of the distributions is the Fund’s net investment income for tax purposes.

The table below reflects the breakdown of the Fund’s investment portfolio as of January 31, 2026. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Asset allocation (% of Total Portfolio)
Municipal Bonds	51.7%

Government Bonds	47.3%

Mortgage-backed Securities	1.0%

The largest Puerto Rico municipal bond holdings in the portfolio, representing 48.4%, are the new issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $552.9 million for fiscal year 2026 and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. The valuation of the COFINA bonds decreased during the year. Transfers to the

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Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2026 (Unaudited)

trustee for the redemption of the bonds for fiscal year 2025 commenced on July 1, 2025. As of October 2025, 100% of the required deposits had been transferred to the Trustee.

The Fund owns several mortgage-backed securities (“MBS”) representing 1.0% of its portfolio. They include MBS issued and guaranteed by U.S. agencies, 0.6%, and certain Puerto Rico tax-exempt notes collateralized with U.S. agency MBS, 0.4%. The balance of the MBS decreased from the repayment of the underlying mortgages.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 47.3% and 2.90%, respectively of the portfolio. The valuation of the U.S. agencies and municipal bonds increased during the fiscal year in response to lower interest rates.

The Fund’s NAV increased $0.05 during the fiscal year from $2.83 at the beginning of the year to $2.88 at year-end. As discussed above, there was a net increase in the valuation of the Fund’s portfolio.

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of fiscal year-end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)

Municipal Bonds	51.7%

US Government and Agency Obligations	47.3%

Tax Exempt Notes	0.4%

GNMA Bonds	0.3%

Fannie Mae Bonds	0.2%

Freddie Mac Bonds	0.1%

Total	100.0%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	49.8%

United States	50.2%

Total	100.0%

The following table shows the Fund’s security portfolio ratings as of January 31, 2026. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent (% of Total Portfolio)

AA	51.2%

Below BBB	0.4%

Not Rated	48.4%

Total	100.0%

Annual Report | January 31, 2026	5

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2026 (Unaudited)

The “Not-Rated” category is mostly comprised of restructured COFINA bonds issued in 2019 and a minor position in a Puerto Rico Commonwealth General Obligation/Highway & Transportation Authority revenue bond. The restructured COFINA bonds were issued without a rating from any of the rating agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of January 31, 2026, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisers. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain the required asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

January 31, 2026 (Unaudited)

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issue tax exempt secured obligations (“TSOs”) in the Puerto Rico market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

As of January 31, 2026, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$11,575,000

Leverage Ratio[1]	22.66%

Please refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 6 to the Financial Statements for further details on outstanding leverage during the year. Fund leverage decreased by $975,000 during the fiscal year.

[1]

Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

Annual Report | January 31, 2026	7

Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

January 31, 2026

Principal Amount/ Description		Rate	Maturity	Fair Value
Government Bonds (60.74%)
US Government and Agency Obligations (60.74%)
$ 250,000	Federal Farm Credit Banks Funding Corp.	6.180%	11/06/28	$ 267,018
375,000	Federal Home Loan Banks(a)	5.200%	09/28/37	375,031
15,360,000	Federal Home Loan Banks(b)	5.500%	07/15/36	16,781,310
1,000,000	Federal Home Loan Banks(a)	5.500%	10/07/44	992,707
2,600,000	Federal Home Loan Banks(a)	5.870%	04/10/45	2,610,494
2,442,000	Federal National Mortgage Association	6.625%	11/15/30	2,739,247

				23,765,807

Total Government Bonds (Cost $23,681,824)				23,765,807

Mortgage-Backed Securities (1.24%)
Fannie Mae Bonds (0.29%)(c)
81,193	Federal National Mortgage Association Pool 849999	5.000%	01/01/36	83,038
18,017	Federal National Mortgage Association Pool 580540	6.000%	06/01/31	18,817
5,178	Federal National Mortgage Association Pool 627603	6.500%	11/01/31	5,355
7,461	Federal National Mortgage Association Pool 445330	7.000%	07/01/28	7,795

				115,005

Freddie Mac Bonds (0.13%)(d)
22,562	Federal Home Loan Mortgage Corp. Pool C59579	6.500%	10/01/31	23,497
23,559	Federal Home Loan Mortgage Corp. Pool C63329	6.500%	12/01/31	24,545
1,322	Federal Home Loan Mortgage Corp. Pool C18249	7.000%	11/01/28	1,382

				49,424

GNMA Bonds (0.39%)(e)
110,313	Government National Mortgage Association Pool 556254	6.500%	08/15/31	114,256
27,774	Government National Mortgage Association Pool 515366	7.500%	04/15/30	28,249
1,377	Government National Mortgage Association Pool 531461	8.000%	05/15/30	1,395
6,908	Government National Mortgage Association Pool 515442	8.000%	07/15/30	7,001

				150,901

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

January 31, 2026

Principal Amount/ Description		Rate	Maturity	Fair Value

Tax Exempt Notes (0.43%)(f)
$ 8,988	Community Endowment, Inc - collateralized by FN 372183	7.000%	02/01/27	$ 9,389
5,841	Community Endowment, Inc - collateralized by FN 536042	8.000%	09/01/30	6,122
82,214	Community Endowment, Inc - collateralized by FN 536045	8.000%	10/01/30	85,398
1,074	Community Endowment, Inc - collateralized by FN 536024	8.500%	05/01/30	1,102
5,396	Community Endowment, Inc - collateralized by FN 536020	8.500%	05/01/30	5,537
6,376	Community Endowment, Inc - collateralized by GN 448307	7.000%	09/15/27	6,428
6,382	Community Endowment, Inc - collateralized by GN 470940	7.000%	06/15/28	6,467
6,464	Community Endowment, Inc - collateralized by GN 453529	7.500%	09/15/27	6,530
42,740	Community Endowment, Inc - collateralized by GN 445571	7.500%	09/15/27	43,222

				170,195

Total Mortgage-Backed Securities (Cost $473,413)				485,525

Municipal Bonds (66.38%)
California (3.66%)
1,200,000	State of California, General Obligation Unlimited	7.625%	03/01/40	1,434,062

Puerto Rico (62.72%)
205,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, A, Revenue Bonds(a),(g),(h),(i)	7.000%	12/20/18	77,428
350,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, A, Revenue Bonds(a),(g),(h),(i)	7.250%	12/20/30	132,195
8,172,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a),(g),(j)	0.000%	07/01/46	2,831,447

See Notes to Financial Statements.
Annual Report | January 31, 2026	9

Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

January 31, 2026

Principal Amount/ Description		Rate	Maturity	Fair Value
$ 7,915,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a),(g),(j)	0.000%	07/01/51	$ 2,004,945
3,942,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a),(g)	4.329%	07/01/40	3,918,123
767,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(g)	4.500%	07/01/34	767,113
118,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a),(g)	4.536%	07/01/53	108,741
390,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(g)	4.550%	07/01/40	390,553
2,847,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(g)	4.750%	07/01/53	2,746,013
3,212,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a),(g)	4.784%	07/01/58	3,063,994
8,684,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(g)	5.000%	07/01/58	8,499,497

				24,540,049

Total Municipal Bonds (Cost $25,598,555)				25,974,111

Total Investments (128.36%) (Cost $49,753,792)				$50,225,443

Liabilities in Excess of Other Assets (-28.36%)				(11,098,183)
NET ASSETS (100.00%)				$ 39,127,260

(a)	Security may be called before its maturity date.
(b)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements
(c)

Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

January 31, 2026

(d)

Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(e)

Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(f)

Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(g)

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.

(h)

As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.

(i)	These bonds defaulted on their interest and/or principal payments and are not accruing interest income.
(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Counterparty	Collateral Pledged	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Collateral at Fair Value	Value
South Street Securities(a)	Federal Home Loan Banks 5.500% due 7/15/2036	3.9%	1/15/2026	2/12/2026	$11,610,111	$12,591,445	$11,575,000

(a) Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted

See Notes to Financial Statements.
Annual Report | January 31, 2026	11

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement of Assets and Liabilities

January 31, 2026

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $12,576,575)	$12,591,445
Other securities, at fair value (cost $37,177,217)	37,633,998

$50,225,443

Cash and cash equivalents	556,743
Interest receivable	288,296
Prepaid and other assets	15,596
Total Assets	51,086,078

LIABILITIES:
Reverse repurchase agreements (cost $11,575,000)	11,596,317
Dividends payable	101,774
Payable to Investment Adviser	22,374
Payable to fund accounting and administration	52,615
Payable to Transfer agency	7,000
Payable for Compliance fees	7,423
Payable to Directors	11,000
Payable for Custodian fees	3,860
Payable for Audit fees	76,101
Payable for Legal fees	52,526
Other payables	27,828
Total Liabilities	11,958,818
Net Assets	$39,127,260

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, 98,000,000 shares authorized 13,569,785 issued and outstanding	$163,161,908
Accumulated deficit	(124,034,648)
Net Assets	$39,127,260

PRICING OF SHARES:
Net Assets	$39,127,260
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	13,569,785
Net asset value per share	$2.88

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund V, Inc.	Statement of Operations

For the year ended January 31, 2026

INVESTMENT INCOME:
Interest	$2,556,116
Total Investment Income	2,556,116

EXPENSES:
Investment Adviser fee	197,750
Accounting and Administration fee	90,249
Compliance expense	6,345
Transfer agent expenses	10,061
Interest expense	653,449
Audit expenses	79,263
Legal expenses	80,305
Custodian fees	7,950
Director expenses	42,772
Printing expenses	19,483
Insurance fee	16,183
Other expenses	98,233
Total expenses before waiver	1,302,043
Less fees voluntarily waived by investment advisers	(65,917)
Total Expenses	1,236,126
Net Investment Income	1,319,990

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(4)
Net realized gain/(loss)	(4)
Net change in unrealized appreciation/(depreciation) on:
Investments	569,289
Net change in unrealized appreciation/(depreciation)	569,289
Net Realized and Unrealized Gain/(Loss) on Investments	569,285
Net Increase/(Decrease) in Net Assets from Operations	$1,889,275

See Notes to Financial Statements.
Annual Report | January 31, 2026	13

Puerto Rico Residents Tax-Free Fund V, Inc.	Statements of Changes in Net Assets

	For the Year Ended January 31,
	2026	2025
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,319,990	$1,180,403
Net realized gain/(loss) on investments	(4)	(882)
Net change in unrealized appreciation/(depreciation)	569,289	(716,512)
Net Increase/(decrease) in net assets resulting from operations	1,889,275	463,009

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(1,221,181)	(1,220,937)
Net Increase/(decrease) in net assets from dividends	(1,221,181)	(1,220,937)

CAPITAL SHARE TRANSACTIONS:
Shares sold	–	7,930
Reinvestment of dividends	7,167	–
Net Increase/(decrease) in net assets from capital share transactions	7,167	7,930

Net Increase/(Decrease) in Net Assets	675,261	(749,998)

NET ASSETS:
Beginning of year	38,451,999	39,201,997
End of year	$39,127,260	$38,451,999

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund V, Inc.	Statement of Cash Flows

For the year ended January 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$1,889,275
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term investment securities	(2,600,000)
Proceeds from long-term calls and paydowns of portfolio securities	3,646,251
Amortization of premium and accretion of discount on investments, net	(87,862)
Net realized (gain)/loss on:
Investments	4
Net change in unrealized (appreciation)/depreciation on:
Investments	(569,289)
(Increase)/Decrease in assets:
Interest receivable	(22,647)
Prepaid and other assets	(15,596)
Increase/(Decrease) in liabilities:
Interest payable	(36,482)
Dividend payable	19
Payable to adviser	723
Payable to fund accounting and administration fees	18,819
Payable to transfer agency	3,062
Payable to directors	11,000
Payable for compliance fees	1,571
Payable for custodian fees	3,860
Payable for audit fees	10,811
Payable for legal fees	(39)
Other payables	(32,336)
Net cash provided by/(used in) operating activities	$2,221,144

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(159,953,681)
Securities sold under reverse repurchase agreements	159,000,000
Cash distributions paid to common shareholders - net of distributions reinvested	(1,214,014)
Net cash provided by/(used in) financing activities	$(2,167,695)

Net increase in cash and cash equivalents	$53,449
Cash and cash equivalents, beginning of year	$503,294
Cash and cash equivalents, end of year	$556,743

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest expense on reverse repurchase agreements	$668,614

NON-CASH ACTIVITIES:
Reinvestment of dividends	$7,167

See Notes to Financial Statements.
Annual Report | January 31, 2026	15

Puerto Rico Residents Tax-Free Fund V, Inc.	Financial Highlights

January 31, 2026

	For the Year Ended January 31, 2026	For the Year Ended January 31, 2025	For the Year Ended January 31, 2024	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022
Net asset value - beginning of year	$2.83	$2.89	$2.91	$3.44	$3.65
Income/(loss) from investment operations:
Net investment income(a)	0.10	0.09	0.09	0.11	0.11
Net realized and unrealized gain/(loss)	0.04	(0.05)	(0.02)	(0.53)	(0.21)
Total income/(loss) from investment operations	0.14	0.04	0.07	(0.42)	(0.10)
Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.09)	(0.11)	(0.11)
Total distributions	(0.09)	(0.10)	(0.09)	(0.11)	(0.11)
Net increase/(decrease) in net asset value	0.05	(0.06)	(0.02)	(0.53)	(0.21)
Net asset value - end of year	$2.88	$2.83	$2.89	$2.91	$3.44
Market value per share - end of year(b)	$1.76	$1.55	$1.11	$0.98	$2.16

Total Return - Net Asset Value(c)	4.80%	1.03%	2.70%	(12.19%)	(2.49%)
Supplemental Data:
Net assets, end of year (in thousands)	$39,127	$38,452	$39,202	$39,449	$46,635
Ratios to Average Net Assets(d)
Ratio of gross expenses to average net assets(e)	3.42%	3.26%	3.45%	2.64%	2.08%
Ratio of net expenses to average net assets(e),(f)	3.25%	2.91%	2.83%	2.02%	1.38%
Ratio of gross operating expenses to average net assets(g)	1.70%	1.89%	2.14%	2.09%	2.03%
Interest and leverage related expenses to average net assets	1.72%	1.37%	1.31%	0.55%	0.05%
Ratio of net investment income to average net assets(f)	3.47%	3.02%	3.29%	3.68%	3.16%
Portfolio turnover rate	5.0%	2.3%	1.3%	0.8%	0.0%

(a)

Based on weekly average outstanding common shares of 13,568,612 for the year ended January 31, 2026, 13,565,213 for the year ended January 31, 2025, 13,562,197 for the year ended January 31, 2024, 13,559,128 for the year ended January 31, 2023, and 13,555,439 for the year ended January 31, 2022.

(b)

End of year market values are provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.

(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.
(d)

Based on average net assets attributable to common shares of $38,090,125 for the year ended January 31, 2026, $39,071,029 for the year ended January 31, 2025, $37,901,779 for the year ended January 31, 2024, $40,174,218 for the year ended January 31, 2023, and $48,353,451 for the year ended January 31, 2022.

(e)	Expenses include both operating and interest and leverage related expenses.
(f)

The effect of the expenses waived for the year ended January 31, 2026, for the year ended January 31, 2025, for the year ended January 31, 2024, for the year ended January 31, 2023, and for the year ended January 31, 2022, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.17%, 0.35%, 0.62%, 0.62% and 0.70%, respectively.

(g)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.
16	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund V, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the 1940 Act as of May 21, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on May 15, 1996, and commenced operations on February 28, 1997. Effective May 13, 2025, State Street Bank and Trust Company serves as the Fund’s Administrator.

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of TSOs pending registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)

Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At January 31, 2026, cash and cash equivalents consisted of a time deposit open account amounting to $556,743 with State Street Bank & Trust Company.

(b)

Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) (refer to Note 3 for details on the investment advisory agreement), on the basis of valuations provided

Annual Report | January 31, 2026	17

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

by dealers or by pricing services which are approved by Fund management and the Fund’s Board of Directors (the “Board”) in accordance with the valuation methods set forth in the governing documents and related policies and procedures. The Investment Adviser has been appointed by the Fund’s Board as the valuation designee pursuant to Rule 2a-5 of the 1940 Act. See Note 2 for further discussions regarding fair value disclosures.

(c)

Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a regulated investment company as defined in subtitle A, chapter 1, subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended January 31, 2026, the Fund did not incur any interest or penalties.

(d)

Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly.

The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

(f)

Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)

Operating Segments – An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the

Annual Report | January 31, 2026	19

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

(h)

Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income (if any) on preferred equity securities is recorded on the ex-dividend date.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –

Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

Level 2 –

Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –

Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Investment Adviser the responsibility for making fair value determinations with respect to portfolio holdings. The Investment Advisor has delegated to the Valuation Committee, comprised of voting members of the Investment Adviser, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments; and
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Annual Report | January 31, 2026	21

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves and discount and capital rates. These bonds are classified as Level 2. During the current year, the Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority (“AFICA”) bonds were classified as Level 3. Management determined that a discounted cash flow approach was the appropriate valuation technique, with fair value primarily based on the present value of the expected bankruptcy settlement cash flows to bondholders at a 10% rate.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs*	Total
Government Bonds	$–	$23,765,807	$–	$23,765,807
Mortgage-Backed Securities	–	485,525	–	485,525
Municipal Bonds	–	25,764,488	209,623	25,974,111
Total	$–	$50,015,820	$209,623	$50,225,443

*	Level 3 securities were not considered significant to the Fund.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of fiscal year end there were no temporary cash investments.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Investment Adviser, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.375% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in the investment advisory agreement. For the year ended January 31, 2026, the gross investment advisory fees amounted to $197,750. Total voluntarily waived fees amounted to $65,917 for a net fee of $131,833, of which $22,374 remains payable at fiscal year-end. There will be no recoupment of these voluntarily waived fees.

Effective May 13, 2025, State Street Bank and Trust Company serves as the Fund’s Administrator. Prior to May 13, 2025, ALPS Fund Services, Inc. served as the Fund’s Administrator. State Street Bank & Trust Company, together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provides various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent to the Fund. For the year ended January 31, 2026, the administrative fees and transfer agent fees amounted to $90,249 and $10,061, respectively, of which $52,615 and $7,000, respectively, remains payable at fiscal year end.

State Street Bank & Trust Company has been retained to provide custody services to the Fund. For the fiscal year ended January 31, 2026, the custody fees amounted to $7,950 of which $3,860 remains payable at the year end.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser and/or its affiliates. The six independent directors of the Fund’s Board each receive a stipend from the Fund of $1,000 for attendance at each regular Board meeting, $1,000 for attendance at each shareholder meeting and up to $1,000 for attendance at each special Board meeting. The independent directors do not receive retirement or other benefits as part of their compensation. Three of the independent directors of the Fund also serve on the Fund’s Audit Committee and receive a stipend from the Fund of $1,000 per Audit Committee meeting. For the year ended January 31, 2026, the compensation expense for the six independent directors of the Fund was $42,772, of which $11,000 remains payable at year end.

While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

Annual Report | January 31, 2026	23

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year ended January 31, 2026, and January 31, 2025, were as follows:

	For the Year Ended January 31, 2026	For the Year Ended January 31, 2025
Common shares outstanding - beginning of year	13,567,229	13,564,477
Common shares issued as reinvestment of dividends	2,556	2,752
Common shares outstanding - end of fiscal year	13,569,785	13,567,229

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the year ended January 31, 2026, was $2,600,000. Proceeds from maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the fiscal year ended January 31, 2026, were $3,646,251. Reverse repurchase agreements entered into for the year ended January 31, 2026, were $159,000,000.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Weighted average interest rate at end of the year	3.90%
Maximum aggregate balance outstanding at any time during the year	$15,525,000
Average balance outstanding during the year	$14,572,123
Average interest rate during the year	4.45%

At January 31, 2026, interest rate on reverse repurchase agreements was 3.90% and the maturity was February 12, 2026. The interest rate on collateral was 5.50% and the maturity date was July 15, 2036. The outstanding agreements to repurchase as of fiscal year-end may be called by the counterparty before their maturity dates.

At January 31, 2026, investment securities with fair values amounting to $12,591,445 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $21,317 at January 31, 2026.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

At January 31, 2026, the total value of reverse repurchase agreements were as follows:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted(a)	Net Amount Due to Counterparty (not less than zero)
South Street
Securities	$11,575,000	$ –	$11,575,000	$ –

(a)	Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $11,575,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the fair value hierarchy. There are no long-term financial debt instruments outstanding at January 31, 2026.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of net assets, both individually and in the aggregate. Moreover, collateralized investments have been excluded from this disclosure.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At January 31, 2026, the Fund had investments with an aggregate market value of $24,540,049 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at January 31, 2026, the Fund had an investment with a market value of $1,434,062, which was issued by one issuer located in the United States and is not guaranteed by the U.S. government.

Under normal circumstances the Fund invests, as market conditions permit, at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

Annual Report | January 31, 2026	25

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities, or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on

26	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities as needed to maintain the required asset coverage.

The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes were as follows:

Cost of investments for tax purposes	$49,753,792
Gross appreciation	790,638
Gross depreciation	(318,987)
Net appreciation/(depreciation)	$471,651

For the fiscal year ended January 31, 2026, the Fund distributed $1,221,181 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at January 31, 2026, were as follows:

Undistributed net investment income, beginning of the year	$ 618,638
Distributable net investment income for the year	1,319,990
Dividends	(1,221,181)
Undistributed net investment income, end of the year	$ 717,447

Accumulated net realized loss on investments, beginning of the year	$(125,223,742)
Net realized loss on investments for the year	(4)
Accumulated net realized loss on investments, end of the year	$(125,223,746)

Annual Report | January 31, 2026	27

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

For the fiscal year ended January 31, 2025, the Fund distributed $1,220,937 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at January 31, 2025, were as follows:

Undistributed net investment income, beginning of the year	$ 659,175
Distributable net investment income for the year	1,180,400
Dividends	(1,220,937)
Undistributed net investment income, end of the year	$ 618,638

Accumulated net realized loss on investments, beginning of the year	$(125,222,863)
Net realized loss on investments for the year	(879)
Accumulated net realized loss on investments, end of the year	$(125,223,742)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth of Puerto Rico and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full),

28	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment

Annual Report | January 31, 2026	29

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

January 31, 2026

companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

NOTE 13. SUBSEQUENT EVENTS

On February 27, 2026, the Board of Directors declared an ordinary net investment income dividend of $0.00750, per common share, totaling $101,775, which was paid on March 10, 2026, to common shareholders of record as of February 28, 2026.

The Fund has performed an evaluation of events occurring subsequent to January 31, 2026, through March 31, 2026, which is the date the financial statements were available to be issued. Management has determined that there were no events that occurred during this period that required disclosure in, or adjustment to, the accompanying financial statements other than those disclosed above.

30	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund V, Inc.	Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Puerto Rico Residents Tax-Free Fund V, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Puerto Rico Residents Tax-Free Fund V, Inc. (the “Fund”), including the schedule of investments, as of January 31, 2026, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at January 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures includedexamining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026, by correspondence with the custodian, brokers and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of the Puerto Rico Residents Funds since 2021.

New York, New York

March 31, 2026

Annual Report | January 31, 2026	31

Puerto Rico Residents Tax-Free Fund V, Inc.	Other Information

January 31, 2026 (Unaudited)

Shareholder Meeting for the fiscal year ended January 31, 2025

The 2025 Annual Meeting of Shareholders was held on May 22, 2025 (the “2025 Annual Meeting”). The voting results for the sole proposal considered at the 2025 Annual Meeting are as follows:

1.

Election of Directors. The stockholders of the Fund elected Messrs. Enrique Vila del Corral and Gabriel Pagán Pedrero to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2028 or until their successors are elected and qualified.

Name of Director	“For” Votes	“Withhold” Votes
Enrique Vila del Corral	7,045,491	2,794,015
Gabriel Pagán Pedrero	7,061,256	2,778,250

Statement Regarding Availability of Quarterly Portfolio Schedule

Beginning October 31, 2025, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

32	Annual Report | January 31, 2026

Puerto Rico Residents Tax-Free Fund V, Inc.	Management of the Fund

January 31, 2026 (Unaudited)

Management Information. The business affairs of the Fund are overseen by the Board. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

Name, Year of Birth and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
Independent Directors
Agustin Cabrer (1948)	Director	Director since 2026	President of Antonio Roig Sucesores (land holding enterprise with commercial properties), since 1995; President of Libra Government Building, Inc. (administration of courthouse building), since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting), since 2019; and Director of V. Suarez & Co. (food and beverage distribution company), since 2002.	18 Funds Consisting of 23 Portfolios	None
Carlos J. Nido (1964)	Director and Chairman of the Board	Director since 2009.	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under Puerto Rico Law 185, investing primarily in feature films and healthcare, since 2015; President and Executive Producer of Piñolywood Studios LLC; member of the Board of Directors of Grupo Ferré Rangel, GFR Media, LLC, and B. Fernández & Hnos. Inc.	19 Funds Consisting of 24 Portfolios	None

(787) 764-1788 | www.ubs.com/prfunds	33

Puerto Rico Residents Tax-Free Fund V, Inc.	Management of the Fund

January 31, 2026 (Unaudited)

Name, Year of Birth and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
J. Gabriel Pagan Pedrero (1953)	Director	Director since inception.	Vice President of Insular Construction and Supply Company Inc. since 1984.	18 Funds Consisting of 23 Portfolios	None
Luis M. Pellot (1948)	Director	Director since 2011.	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (a legal services business), since 1989.	19 Funds Consisting of 24 Portfolios	None
Clotilde Perez (1951)	Director	Director since 2013.	Corporate development consultant since 2022; Member of the Board of Directors of Campofresco Corp. since 2012; and Partner of Infogerencia Inc. since 1985.	18 Funds Consisting of 23 Portfolios	None
Jorge I. Vallejo (1954)	Director	Director since 2010.	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	18 Funds Consisting of 23 Portfolios	3 Funds Managed by Popular Asset Management
Officers
Carlos V. Ubiñas (1954)	President	President since 2025.	Chairman of the Board of Directors of UBS Trust Company of Puerto Rico, since 2023; prior to that CEO and Chairman of UBS Financial Services Incorporated of PR and Head of UBS International.	N/A	N/A
Liana Loyola (1961)	Secretary	Secretary since 2024.	Attorney in private practice since 2009.	N/A	N/A

34	Annual Report | January 31, 2026

Puerto Rico Residents Tax-Free Fund V, Inc.	Management of the Fund

January 31, 2026 (Unaudited)

Name, Year of Birth and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
Jose Grau (1963)	Treasurer	Treasurer since 2025.	Chief Financial Officer of UBS Financial Services Inc. of Puerto Rico from 2013 to 2021; Treasurer of UBS Financial Services Inc. until 2021; and Director, Chief Financial Officer, Board member and Business Manager of UBS Trust Company of Puerto Rico.	N/A	N/A
Mariela Torres (1970)	Chief Compliance Officer	Chief Compliance Officer since 2025.	Founder and President of MATOCO LLC. Providing Compliance, Regulatory, BSA/AML and management consulting services since January 2020. CCO of OFS Inc since 2022.	N/A	N/A
Heydi Cuadrado (1980)	Vice President	Assistant Treasurer and Vice President since 2025.	Director of UBS Trust Company of Puerto Rico, since March 2012.	N/A	N/A
Edward Ramos (1967)	Vice President	Vice President since 2025.	Associate Director of UBS Trust Company of Puerto Rico, since 2006.	N/A	N/A
Maria Vilaro (1962)	Vice President	Vice President since 2025.	Associate Director of UBS Trust Company of Puerto Rico, since 2009.	N/A	N/A

*	Each Directors’ and Officers’ address is c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918.

**

Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached 80 years of age, or until he or she shall have

(787) 764-1788 | www.ubs.com/prfunds	35

Puerto Rico Residents Tax-Free Fund V, Inc.	Management of the Fund

January 31, 2026 (Unaudited)

resigned or been removed. Any Director that has reached 80 years of age as of December 31 of any given year may continue to serve on the Board of Directors for (i) the remaining term of the class such director was elected to and (ii) one additional term of such class if subsequently elected to such term, but only if all the other directors vote in favor of either term of extension, and any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified. Each Officer is annually elected by, and serves at the pleasure of, the Board of Directors.

36	Annual Report | January 31, 2026

Puerto Rico Residents Tax-Free Fund V, Inc.	Privacy Policy

January 31, 2026

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,
•	Written and electronic correspondence,
•	Telephone contacts,
•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of a funds and any affiliation with the Distributor and its affiliates),

•	Website visits,
•	Consumer reporting agencies.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’ behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

(787) 764-1788 | www.ubs.com/prfunds	37

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico

250 Muñoz Rivera Avenue Tenth (10th) Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR

State Street Bank & Trust Co.

One Congress St

Boston MA 02114

TRANSFER AGENT

Banco Popular de Puerto Rico

Popular Fiduciary Services

209 Muñoz Rivera Avenue

Popular Center, North Tower, 4th Floor

San Juan, Puerto Rico 00918

CUSTODIAN

State Street Bank & Trust Co.

One Congress St

Boston MA 02114

PUERTO RICO LEGAL COUNSEL

Sánchez/LRV LLC

270 Muñoz Rivera Avenue Suite 1110

San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP

One Manhattan West

New York, New York 10001

DIRECTORS AND OFFICERS

Carlos J. Nido

Director and Chairman of the Board

Agustin Cabrer

Director

J. Gabriel Pagán Pedrero

Director

Luis M. Pellot

Director

Clotilde Pérez

Director

Jorge I. Vallejo

Director

Carlos V. Ubiñas

President

Jose Graú

Treasurer

Liana Loyola

Secretary

Mariela Torres

Chief Compliance Officer

Heydi Cuadrado

Assistant Treasurer and Vice President

María Vilaró

Vice President

Edward Ramos

Vice President

Remember that:

•	Mutual Funds Shares are not bank deposits or FDIC insured.
•	Mutual Funds Shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of their affiliates.
•	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b) Not applicable.

Item 2. Code of Ethics.

(a) Puerto Rico Residents Tax-Free Fund V, Inc. (the “Fund” or the “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code”).

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by this Form N-CSR, there were no amendments to the Code.

(d) During the period covered by this Form N-CSR, there were no waivers granted by the Registrant to individuals covered by the Code.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is filed herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Fund’s Board of Directors (the “Board”) has determined that it does not currently have an audit committee financial expert serving on its Audit Committee.

(a)(2) Not applicable.

(a)(3) The Board believes that the Audit Committee members collectively possess the experience and attributes necessary to oversee the Fund’s financial reporting, internal controls and audit process. The Board further believes that the current composition of the Audit Committee is sufficient for the scale and complexity of the Fund’s investments and operations.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principle accountant.

(a) Audit Fees - The aggregate fees billed for professional services rendered by E&Y for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended January 31, 2025, and January 31, 2026, were $54,783 and $62,062, respectively

(b) Audit-Related Fees – The aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended January 3l, 2025, and January 31, 2026, were $0 and $0, respectively.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c) Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended January 31, 2025, and January 31, 2026, were $10,357 and $10,714, respectively.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule2-01 of Regulation S-X during the fiscal years indicated above.

(d) All Other Fees – The aggregate fees billed for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended January 31, 2025, and January 31, 2026, were $0 and $0, respectively.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures - The Charter of the Registrant’s Audit Committee requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Registrant by the Registrant’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Registrant may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

All the audit and tax services described above for which E&Y billed the Registrant fees for the fiscal years ended January 31, 2025, and January 31, 2026, were pre-approved by the Audit Committee. For the fiscal years ended January 31, 2025, and January 31, 2026, the Registrant’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Registrant by E&Y.

(e)(2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by E&Y for services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the Registrant for the fiscal years ended January 31, 2025, and January 31, 2026, were $0 and $0, respectively. Non-audit fees disclosed pertain solely to UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, and its affiliates.

(h) The Audit Committee of the Registrant’s Board considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

(b) Not applicable.

Item 6. Investments.

(a) The Schedule of Investments is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Fund’s investment adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

The Fund’s Chief Compliance Officer shall ensure that the Fund’s investment adviser has, in turn, adopted its own proxy voting policy, which it uses to vote proxies for its clients, including the Fund. In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the proxy voting policy of the Fund’s investment adviser (described below), provided such specific voting policy was approved by the Board.

1. General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2. Delegation to the Fund’s investment adviser

The Fund believes that the Fund’s investment adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Fund’s investment adviser is hereby delegated the following duties:

a) to make the proxy voting decisions for the Fund, in accordance with the proxy voting policy of the Fund’s investment adviser, except as provided herein; and

b) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent members of the Board, must approve the investment adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by an investment adviser.

3. Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about Mses. Heydi Cuadrado and Gladys M. Lasaga, who replaced Mr. William Rivera as the Fund’s Portfolio Managers effective June 30, 2025, and who were primarily responsible for the day-to-day portfolio management of the Fund as of June 30, 2025.

Ms. Heydi Cuadrado has been a Director of UBS Trust Company of Puerto Rico since March 2012. Ms. Cuadrado has been a trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008 and a Portfolio Manager since 2025. She joined UBS Trust Company in 2003.

Ms. Gladys Mirari Lasaga has been employed with UBS Financial Services of Puerto Rico (now UBS Financial Services, Inc.) since 2003, including ten years with UBS Asset Managers of Puerto Rico and thirteen years with the UBS Fund Administration division. Starting on 2025, Ms. Lasaga serves as Portfolio Manager of the Puerto Rico Residents Family of Funds. Ms. Lasaga holds a Business Administration degree in Finance and Accounting from the University of Puerto Rico and is a Certified Public Accountant.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of January 31, 2026:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Heydi Cuadrado	Registered Investment Companies	20 Funds consisting of 25 Portfolios	$1.4 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Gladys Lasaga	Registered Investment Companies	20 Funds consisting of 25 Portfolios	$1.4 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

As described above, the Portfolio Managers manage other accounts with investment strategies similar to the Fund, including other investment companies. Fees earned by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures that it considers fair and equitable for allocating limited opportunities across multiple accounts.

With respect to certain of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts among portfolio managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of a portfolio manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Investment Adviser.

A portion of a portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one-, three- or five-year periods unless a Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by a Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers of the Fund as of January 31, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Heydi Cuadrado	None
Gladys Lasaga	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period ended January 31, 2026, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Exchange Act, of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Although it has not done so, the Fund may engage in securities lending subject to procedures adopted by its Board.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(c)	Disclosure pursuant to Section 13(r) of the Exchange Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	April 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	April 8, 2026

By:	/s/ Jose Grau
Jose Grau
Treasurer

Date:	April 8, 2026